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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 30, 2004

0-13063
(Commission File Number)

SCIENTIFIC GAMES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	81-0422894 (IRS Employer Identification Number)

750 Lexington Avenue, New York, New York 10022
(Address of registrant's principal executive office)

(212) 754-2233
(Registrant's telephone number)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

Item 8.01    Other Events.

Item 9.01    Financial Statements and Exhibits.

Item 8.01    Other Events.

        Certain information included in the Preliminary Offering Memorandum dated November 30, 2004 relating to Scientific Game Corporation's proposed private placement of convertible senior subordinated debentures (the "Preliminary Offering Memorandum") under the captions "Summary—Our Company", "Summary—Competitive Strengths", "Summary—Business Strategies", "Summary—Summary Financial Data" and "Risk Factors—Risk Factors Relating to Our Business" is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

  99.1
  Certain information included under the captions "Summary—Our Company", "Summary—Competitive Strengths", "Summary—Business Strategies", "Summary—Summary Financial Data", and "Risk Factors—Risk Factors Relating to Our Business" in the Preliminary Offering Memorandum.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SCIENTIFIC GAMES CORPORATION
By:	/s/ MARTIN E. SCHLOSS
	Name:	Martin E. Schloss
	Title:	Vice President and General Counsel

Date: December 1, 2004

Exhibit Index

Exhibit No.	Description
99.1	Certain information included under the captions "Summary—Our Company", "Summary—Competitive Strengths", "Summary—Business Strategies", "Summary—Summary Financial Data" and "Risk Factors—Risk Factors Relating to Our Business" in the Preliminary Offering Memorandum.

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Table of Contents
SIGNATURES
Exhibit Index